Income tax expense	12 Months Ended
Dec. 31, 2025
Income tax expense
Income tax expense

A12.  Income tax expense

The income tax charge for the period comprises both current and deferred tax. Current tax charge represents the amount payable on this year’s taxable profits and any adjustment relating to prior years. Taxable profits differ from accounting profits as some items of income or expenditure are not taxable or deductible, or may be taxable or deductible in a different accounting period. The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date in the countries where the Group’s subsidiaries and associates operate and generate taxable income.

Deferred tax is an accounting adjustment to provide for tax that is expected to arise in the future due to differences between accounting and tax bases. Deferred tax is determined using tax rates that are expected to apply when the timing difference reverses based on tax rates which are enacted or substantively enacted at the balance sheet date. Tax is recognised in the income statement, except to the extent that it relates to items recognised in other comprehensive income or equity. In this case, the tax is also recognised in other comprehensive income or equity as appropriate.

Analysis of expense in the year:

	2025	2024	2023
	$m	$m	$m
Current tax charge	119	110	114
Adjustment in respect of previous periods	(5)	6	(11)
Total current tax	114	116	103
Deferred tax (credit)/charge	(14)	9	31
Deferred tax adjustment in respect of previous periods	—	(9)	(5)
Total deferred tax	(14)	—	26
Total income tax charge	100	116	129

The tax on the Group’s profit before tax differs from the theoretical amount that would arise using the weighted average tax rate applicable to profits of the consolidated companies as follows:

	2025	2024	2023
	$m	$m	$m
Profit before tax	390	462	566
Tax calculated at domestic tax rates applicable to profits in the respective countries	99	119	144
Adjustment in respect of previous periods	(5)	(3)	(16)
Amounts not (taxable)/deductible for tax purposes – one-off and adjusting items	—	(1)	1
Expenses not deductible for tax purposes – other	10	8	7
Income not subject to tax	(3)	(3)	(2)
Impairment of goodwill	—	8	—
Deferred tax recognised on losses	(6)	(11)	(4)
Deferred tax impact of change in tax rates	(4)	(4)	—
Impact of items on which no deferred tax has been recognised	9	3	—
Local business taxes	1	1	—
US BEAT liability	—	—	1
Tax credits	(2)	(1)	(2)
Other	1	—	—
Total tax charge	100	116	129

The Group’s effective tax rate (ETR) for 2025 on reported profit before tax was 25.6% (2024: 25.1%; 2023: 22.8%). This compares with a blended rate of tax for the countries in which the Group operates of 25.3% (2024: 25.3%; 2023: 25.1%).

The UK continues to apply a global minimum effective tax rate of 15% for 2025. The legislation implements a domestic top-up tax and a multinational top-up tax, however, the group does not expect a material top up tax each year (less than $1m).

The Group continues to apply the temporary exception under IAS 12 for accounting for deferred taxes arising from the implementation of the Global Minimum Tax rules (“GMT”). The tax charge for the year ended 31 December 2025 includes an immaterial current tax charge related to GMT income taxes that rounds to $nil (2024: $nil) and so no country split has been provided. The Group continues to monitor developments in the implementation of the GMT rules around the world as guidance and legislation evolve.

A tax credit of $18m has been recognised in other comprehensive income (2024: $8m charge; 2023: $7m credit), which mainly relates to the tax effect of mark to market movements on financial instruments and deferred tax on the cash flow hedge and cost of hedging reserves recorded within other comprehensive income.